                                                                  EXHIBIT 10.53


                               EARLE M. JORGENSEN

                          EMPLOYEE STOCK OWNERSHIP PLAN


              AS AMENDED AND RESTATED EFFECTIVE AS OF APRIL 1, 1999


                                                 TABLE OF CONTENTS

SECTION                                                                                                       PAGE
-------                                                                                                       ----
 1.  Nature of the Plan..........................................................................................1
 2.  Definitions.................................................................................................2
 3.  Eligibility and Participation...............................................................................8
 4.  Employer Contributions.....................................................................................11
 5.  Investment of Trust Assets.................................................................................12
 6.  Allocations to Participants' Accounts......................................................................13
 7.  Allocation Limitations.....................................................................................17
 8.  Voting Company Stock.......................................................................................18
 9.  Disclosure to Participants.................................................................................19
10.  Vesting and Forfeitures....................................................................................21
11.  Credited Service and Break in Service......................................................................23
12.  When Capital Accumulation Will Be Distributed..............................................................24
13.  In-Service Distributions...................................................................................27
14.  How Capital Accumulation Will Be Distributed...............................................................29
15.  Rights, Options and Restrictions on Company Stock..........................................................31
16.  No Assignment of Benefits..................................................................................32
17.  Administration.............................................................................................32
18.  Claims Procedure...........................................................................................37
19.  Limitation on Participants' Rights.........................................................................37
20.  Future of the Plan.........................................................................................38
21.  "Top-Heavy" Contingency Provisions.........................................................................39
22.  Governing Law..............................................................................................41
23.  Execution..................................................................................................41


                               EARLE M. JORGENSEN

                          EMPLOYEE STOCK OWNERSHIP PLAN

              AS AMENDED AND RESTATED EFFECTIVE AS OF APRIL 1, 1999

Section 1.  NATURE OF THE PLAN.

         The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of Earle M. Jorgensen Holding Company, Inc. (the "Company"), to provide Participants with an opportunity to accumulate capital for their future economic security, and to enable Participants to acquire stock ownership interests in the Company. Therefore, a significant portion of the assets under the Plan shall be invested in Company Stock.

         The Plan, originally adopted effective as of May 3, 1990, as an employee stock ownership plan under Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), is hereby amended and restated effective as of April 1, 1999. The Plan is amended and restated to be a stock bonus plan under Section 401(a) of the Code, and an eligible individual account plan under
Section 407(d)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Kilsby-Roberts Employee Stock Ownership Plan was consolidated with and into the Plan in 1990, and portions of the Earle M. Jorgensen Company Employee Capital Accumulation Plan were transferred to the Plan in 1991. Effective as of April 1, 1999, no further Employer Contributions shall be made under the portion of the Plan which was a money purchase pension plan and such portion of the Plan is merged with and into the portion of the Plan which is a stock bonus plan.

         In order to satisfy applicable requirements of the Code, as amended by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997, the definitions of "Compensation," "Employee" and "Highly Compensated Employee" in Section 2 are amended effective as of April 1, 1997, the definition of "Statutory Compensation" in Section 2 is amended effective as of April 1, 1998, the third sentence of Section 3(c) is amended effective as of December 12, 1994, and the second sentence of Section 12(c) is amended effective as of January 1, 1997.

         All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by a Benefits Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2.  DEFINITIONS.

         In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:


         Account ................................    One of several accounts maintained to record the interest
                                                     of a Participant under the Plan.  See Section 6.



         Affiliate ................................  Any corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which an Employer is also a member or any trade or business (whether or not incorporated) which is under common control with the Company
                                                     (within the meaning of Section 414(c) of the Code) or any
                                                     organization which is a member of an affiliated service group
                                                     (within the meaning of Section 414(m) of the Code) of which the
                                                     Company is also a member.

         Allocation Date ..........................  March 31st of each year (the last day of each Plan Year).

         Approved Absence .........................  A leave of absence (without pay) granted to an Employee by the Employer, in accordance with rules uniformly applied to all
                                                     Employees, for reasons of health or public service or for other reasons determined by the Employer to be in its best interests, including unpaid leave under the Family and Medical Leave Act of
                                                     1993.  See Section 3(c).

         Beneficiary ..............................  The person (or persons) entitled to receive any benefit under the Plan in the event of a Participant's death.  See
                                                     Section 14(b).

         Board of Directors .......................  The Board of Directors of the Company.

         Break in Service .........................  A Plan Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of
                                                     Service.  See Section 11(b).

         Capital Accumulation......................  A Participant's vested, nonforfeitable interest in his
                                                     Accounts under the Plan.  Each Participant's Capital Accumulation shall be determined in accordance with the provisions of Section 10 and distributed as provided in Sections 12, 13 and 14.

         Code .....................................  The Internal Revenue Code of 1986, as amended.

         Committee ................................  The Benefits Committee appointed by the Board of Directors to administer the Plan.  See Section 17.


         Company ..................................  Earle M. Jorgensen Holding Company, Inc., a Delaware corporation.

         Company Stock ............................  Shares of any class of capital stock issued by the Company.

         Company Stock Account ....................  The Account which reflects each Participant's interest in
                                                     Company Stock held under the Plan attributable to Employer
                                                     Contributions and Forfeitures.  See Section 6.

         Compensation..............................  The total current cash compensation paid to an Employee by the Employer in each Plan Year before reductions for salary reductions, but excluding (1) the Management Shareholders Bonus,
                                                     (2) the Quarterly Supplemental Salary Adjustment for certain former senior managers of the Jorgensen Division of the Employer, (3) auto allowance, (4) relocation allowance, (5) the special management bonus, (6) group term-life insurance, (7) moving expense,
                                                     (8) payment for cancellation of options to purchase capital stock of the Employer, (9) amounts received pursuant to "change in control contracts," and (10) any amount in excess of $160,000 (as adjusted after March 31, 2000, for increases in the cost of living pursuant to Section 401(a)(17) of the Code).

         Credited Service.........................   The number of Plan Years in which an Employee is credited
                                                     with at least 1000 Hours of Service.  See Section 11.

         Disability ..............................   The total and permanent disability of an Employee,
                                                     determined by a licensed physician approved by the Committee.

         ECAP ....................................   The Earle M. Jorgensen Company Employee Capital
                                                     Accumulation Plan, a profit sharing plan and formerly also a stock bonus plan under Section 401(a) of the Code that includes a "cash or deferred arrangement" under Section 401(k) of the Code.

         Employee ................................   An individual who is treated by an Employer as a common-law employee; provided, however, that an independent contractor (or other individual) who is reclassified as a common-law employee on retroactive basis shall not be treated as having been an Employee for purposes of the Plan for any period prior to the date that he is so reclassified.  A leased employee is not an Employee for purposes of the Plan.  For this purpose, a "leased employee," as described in
                                                     Section 414(n)(2) of the Code, is any individual who is not treated as a common-law employee by an Employer and who provides services to an Employer if (A) such services are provided pursuant to an agreement between an Employer and a leasing organization, (B) such individual has performed services for an Employer on a substantially full-time basis for a period of at least one year, and (C) such services are performed under the primary direction or control of an
                                                     Employer.

         Employer ................................   Earle M. Jorgensen Company, a Delaware corporation.

         Employer Contributions ..................   Payments made to the Trust by the Employer.  See Section 4.

         ERISA ...................................   The Employee Retirement Income Security Act of 1974, as
                                                     amended.

         Fair Market Value........................   The fair market value of Company Stock, as determined by
                                                     the Committee for all purposes under the Plan based upon a valuation by an independent appraiser using the enterprise basis of valuation.

         Forfeiture ..............................   Any portion of a Participant's Accounts which does not
                                                     become a part of his Capital Accumulation and which is forfeited under Section 10(b).

         Highly Compensated



         Employee ................................   An Employee who (1) was a "5% owner" (as defined in Section
                                                     416(i)(1)(B)(i) of the Code) at any time during the Plan Year or the preceding Plan Year, or (2) has Statutory Compensation in excess of
                                                     $80,000 in the preceding Plan Year and, if so elected by the
                                                     Company, was in the top-paid 20% group of Employees for such preceding Plan Year; provided, however, that if such "top-paid group" election is made by the Company for any Plan Year, the
                                                     "top-paid group" election must also be applied to all employee benefit plans maintained by the Company or its Affiliates.  The
                                                     $80,000 amount shall be adjusted after March 31, 2000, for increases in the cost of living pursuant to Section 414(q)(1) of the Code.

         Hour of Service .........................   Each hour of Service for which an Employee is credited
                                                     under the Plan, as described in Section 3(d).

         Investment Manager ......................   A person appointed pursuant to Section 402(c)(3) of ERISA
                                                     to manage and direct the investment of Trust Assets other than
                                                     Company Stock, provided that such person acknowledges in writing that it is a fiduciary with respect to the Plan.

         Kilsby ESOP .............................   The Kilsby-Roberts Employee Stock Ownership Plan, a
                                                     combination of a stock bonus plan and a money purchase pension plan
                                                     (each of which is qualified under Section 401(a) of the Code) that constitutes an employee stock ownership plan under
                                                     Section 4975(e)(7) of the Code and that includes a tax credit employee stock ownership plan under Section 409 of the Code.

         Matching Account ........................   The Account which reflects a Participant's interest under
                                                     the Plan attributable to his Participant Matched Contributions
                                                     Account under the ECAP.  See Section 6.

         Other Investments
         Account..................................   The Account which reflects each Participant's interest
                                                     under the Plan attributable to Trust Assets



                                                     other than Company Stock
                                                     and attributable to Employer Contributions and Forfeitures.  See
                                                     Section 6.

         Participant .............................   Any Employee or former Employee who has met the applicable eligibility requirements of Section 3(a) and who has not yet received a complete distribution of his Capital Accumulation.

         PAYSOP Account ..........................   The Account which reflects a Participant's interest under
                                                     the Plan attributable to his PAYSOP Account under the Kilsby ESOP or under the ECAP.  See Section 6.

         Pension Plan ............................   The Earle M. Jorgensen Salaried Employees Pension Plan or
                                                     the Earle M. Jorgensen Hourly Employees Pension Plan, each of which is a defined benefit pension plan qualified under Section 401(a) of the Code.

         Plan ....................................   The Earle M. Jorgensen Employee Stock Ownership Plan, which includes this Plan and the Trust Agreement.

         Plan Year ...............................   The 12-month period ending on each Allocation Date (and
                                                     coinciding with each fiscal year of the Company), which period shall also be the "limitation year" for purposes of Section 415 of the
                                                     Code.

         Republic ESOP ...........................   The Republic Supply Employee Stock Ownership Plan, a
                                                     combination of a stock bonus plan and a money purchase pension plan
                                                     (each of which was qualified under Section 401(a) of the Code) that constituted an employee stock ownership plan under
                                                     Section 4975(e)(7) of the Code, that included a tax credit employee stock ownership plan under Section 409 of the Code and that was merged into the Kilsby ESOP effective as of December 1, 1989.

         Retirement ..............................   Termination of Service (1) after attaining age 65, or
                                                     (2) after attaining age 55 and completing at least five years of
                                                     Credited Service.



         Rollover Account ........................   The Account which reflects a Participant's interest
                                                     attributable to his Rollover Account under the Kilsby ESOP.  See
                                                     Section 6.

         Service .................................   Employment with the Employer or employment with any other
                                                     person that is required to be treated as employment with the
                                                     Employer under Section 414(b), (c), (m) (n) or (o) of the Code.

         Statutory Compensation ..................   The total remuneration paid to an Employee by the Employer during the Plan Year for personal services rendered to the Employer, excluding employer contributions to a plan of deferred compensation, amounts realized in connection with stock options and amounts which receive special tax benefits, and including any Company Salary
                                                     Reduction Contributions made on behalf of an Employee for the Plan
                                                     Year to the ECAP.

         Trust ...................................   The Earle M. Jorgensen Employee Stock Ownership Trust,
                                                     which is governed by the Trust Agreement entered into between the
                                                     Company and the Trustee.

         Trust Agreement .........................   The Agreement between the Company and the Trustee
                                                     specifying the duties of the Trustee.

         Trust Assets ............................   The Company Stock (and other assets) held in the Trust for the benefit of Participants.  See Section 5.

         Trustee .................................   The Trustee (and any successor Trustee) appointed by the
                                                     Board of Directors to hold the Trust Assets.


Section 3.  ELIGIBILITY AND PARTICIPATION.

         (a) Each Employee who is a Participant on April 1, 1999, shall continue to be a Participant. Each other Employee shall become a Participant in the Plan on his initial date of Service.

         An Employee of the Forge Division of the Employer who is not a salaried Employee shall not be eligible to participate in the Plan. An Employee whose terms of Service are covered by a collective bargaining agreement shall not be eligible to participate in the Plan unless the terms of such agreement specifically provide for coverage under the Plan. A Participant who ceases to be an eligible Employee is entitled to share in the allocation of Employer Contributions and Forfeitures for the Plan Year in which he ceases to be an eligible Employee if he is an Employee on the Allocation Date, but his Compensation shall include only amounts paid to him while he was an eligible Employee. An Employee who becomes an eligible Employee shall become a Participant on the date he becomes an eligible Employee, and his Compensation shall include only amounts paid to him while he is an eligible Employee.

         (b) A Participant is entitled to share in the allocation of Employer Contributions and Forfeitures under Section 6(a) for each Plan Year in which he is credited with at least 1000 Hours of Service and in which he is an eligible Employee (or on Approved Absence) on the Allocation Date. A Participant is also entitled to share in the allocation of Employer Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death.

         (c) A former Participant who is reemployed by the Employer shall become a Participant as of the date of his reemployment, if he is then an eligible Employee. A Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (d) HOURS OF SERVICE - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

                  (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties.

                  (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs
                           (b) and (c) of Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

                  (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

                  (4) An Employee compensated on an hourly basis shall be credited for each Hour of Service as described above. Unless the Employer maintains records of actual Hours of Service, a salaried Employee who completes at least one Hour of Service during a semi-monthly pay period shall be credited with 95 Hours for each such period of Service.

Section 4.  EMPLOYER CONTRIBUTIONS.

         (a) AMOUNT OF EMPLOYER CONTRIBUTIONS - Employer Contributions shall be paid to the Trustee for each Plan Year in such amounts (or under such formula) as may be determined by the Board of Directors.

         (b) PAYMENT OF EMPLOYER CONTRIBUTIONS - Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for that Plan Year. Employer Contributions may be paid in cash and/or in shares of Company Stock, as determined by the Board of Directors. The amount of any Employer Contributions that are paid in the form of shares of Company Stock shall be based upon Fair Market Value as of the date such shares are issued to the Trust.

         (c) ADDITIONAL PROVISIONS - Employer Contributions shall not be made for any Plan Year in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitations described in Section 7 or in amounts which are not deductible under Section 404(a) of the Code. Any Employer Contributions which are not deductible under Section 404(a) of the Code shall be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer by the Trustee (upon the direction of the Company) within one year after the payment to the Trust.

         (d) No Participant shall be required or permitted to make contributions to the Trust.

Section 5.  INVESTMENT OF TRUST ASSETS.

         (a) IN GENERAL - Trust Assets (other than Trust Assets attributable to Rollover Accounts) will be invested by the Trustee in accordance with directions from the Committee. Employer Contributions (and other Trust Assets, except Trust Assets attributable to Rollover Accounts) may be used to acquire shares of Company Stock from any Company stockholder or from the Company. Except as otherwise provided in Section 5(c), the Trustee may also invest Trust Assets in such other prudent investments as the Committee or an Investment Manager deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash. All purchases of Company Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed Fair Market Value. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets (other than Trust Assets attributable to Rollover Accounts) in Company Stock.

         (b) SALES OF COMPANY STOCK - With the written approval of the Board of Directors, the Committee may direct the Trustee to sell shares of Company Stock to any person (including the Company), provided that any such sale must be made at a price not less than Fair Market Value as of the date of the sale. Any decision by the Committee to direct the Trustee to sell Company Stock under this
Section 5(b) must comply with the fiduciary duties applicable under Section 404(a)(1) of ERISA.

         (c) ROLLOVER ACCOUNTS - Subject to the provisions of Sections 12, 13 and 14, the Trustee shall retain any shares of Company Stock which have been allocated to Participants' Rollover Accounts.

Section 6.  ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.

         A Company Stock Account and an Other Investments Account shall be maintained to reflect the interest of each Participant under the Plan (including certain amounts allocated to him under the Kilsby ESOP and the ECAP). A Rollover Account, a PAYSOP Account and a Matching Account shall be maintained to reflect the interest of a Participant under the Plan attributable to certain amounts allocated to him under the Kilsby ESOP or the ECAP.

         COMPANY STOCK ACCOUNT - The Company Stock Account maintained for each Participant contains the former balances in his Company Stock Accounts under the Kilsby ESOP or the Stock Balance in his ESOP Account under the ECAP. Such Account will be credited as of each Allocation Date with his allocable share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as an Employer Contribution, with any Forfeitures from Company Stock Accounts and with any stock dividends on Company Stock allocated to his Company Stock Account.

         OTHER INVESTMENTS ACCOUNT - The Other Investments Account maintained for each Participant contains the former balances in his Other Investments Accounts under the Kilsby ESOP or the Cash Balance in his ESOP Account under the ECAP. Such Account will be credited as of each Allocation Date with his allocable share of Employer Contributions that are not in the form of Company Stock and with any Forfeitures from Other Investments Accounts. Such Account will thereafter be credited as of the last day of each calendar quarter with any cash dividends on Company Stock allocated to his Company Stock Account and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash payments made by the Trustee for the acquisition of Company Stock.

         ROLLOVER ACCOUNT - The Rollover Account maintained for a Participant contains the former balance in his Rollover Account under the Kilsby ESOP (if any). Such Account will be credited as of the last day of each calendar quarter with its share of the net income (or loss) of the Trust and any dividends on Company Stock allocated to that Rollover Account.

         PAYSOP ACCOUNT - The PAYSOP Account maintained for a Participant contains the former balance in his PAYSOP Account under the Kilsby ESOP or under the ECAP. Such Account will be credited as of the last day of each calendar quarter with any dividends on Company Stock allocated to his PAYSOP Account and any net income (or loss) of the Trust attributable to PAYSOP Accounts.

         MATCHING ACCOUNT - The Matching Account maintained for a Participant contains the former balance in his Participant Matched Contributions Account under the ECAP. Such Account will be credited as of the last day of each calendar quarter with any dividends on Company Stock allocated to his Matching Account and any net income (or loss) of the Trust attributable to Matching Accounts.

         The allocations to Participants' Accounts for each Plan Year will be made as follows:

         (a) EMPLOYER CONTRIBUTIONS AND FORFEITURES - Employer Contributions under Section 4(a) and Forfeitures under Section 10(b) for each Plan Year will be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitations described in
Section 7.

         (b) NET INCOME (OR LOSS) OF THE TRUST - The net income (or loss) of the Trust for each calendar quarter will be determined as of the last day of the calendar quarter. Each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the balance of his Other Investments Account on the last day of the preceding calendar quarter (reduced by any distribution of Capital Accumulation from such Account since the last day of the preceding calendar quarter) bears to the sum of such Account balances for all Participants as of that date. The allocation of any net income (or loss) for a calendar quarter ending on an Allocation Date shall occur prior to the allocation of Employer Contributions and Forfeitures as of that Allocation Date. The net income (or loss) of the Trust for a calendar quarter includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on allocated Company Stock) since the last day of the preceding calendar quarter, reduced by any expenses charged to the Trust Assets since the last day of the preceding calendar quarter.

         The net income (or loss) of the Trust attributable to Rollover Accounts invested among the investment funds described in Section 5(c) for each calendar quarter will be determined separately for each investment fund and allocated among such Accounts in proportion to the respective balances of such Accounts invested in each investment fund (after taking into consideration any distributions from such Accounts since the last day of the preceding calendar quarter). If a Participant has directed the Committee to appoint an Investment Manager to manage the investment of a portion of his Rollover Account, the net income (or loss) attributable to such investment will be allocated to his Rollover Account.

         The net income (or loss) of the Trust attributable to PAYSOP Accounts and Matching Accounts will be determined separately and allocated among such Accounts in proportion to the respective balances thereof.

         (d) DIVIDENDS ON COMPANY STOCK - Any cash dividends received on shares of Company Stock allocated to Participants' Company Stock Accounts will be allocated to the respective Other Investments Accounts of such Participants. Any cash dividends received on shares of Company Stock allocated to Participants' Rollover Accounts, PAYSOP Accounts and Matching Accounts will be allocated to the Accounts to which such Company Stock was allocated. Any cash dividends received on unallocated shares of Company Stock shall be included in the computation of the net income (or loss) of the Trust. Any stock dividends received on Company Stock shall be credited to the Accounts to which such Company Stock was allocated.

         (e) ACCOUNTING FOR ALLOCATIONS - The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Accounts. From time to time, the Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.

Section 7.  ALLOCATION LIMITATIONS.

         The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                  (1)      25% of his Statutory Compensation; or

                  (2) $30,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, plus any Company Salary Reduction Contributions made on his behalf for the Plan Year to the ECAP. In determining such Annual Additions, Forfeitures of Company Stock shall be included at the Fair Market Value as of the Allocation Date. Annual Additions shall include any Company Salary Reduction Contributions distributed to the Participant pursuant to the ECAP and Sections 401(k)(8) and 402(g)(2)(A) of the Code, but shall exclude any amounts paid to the Participant pursuant to the ECAP in order to avoid exceeding the limitation described in Section 415(c) of the Code. Annual Additions shall also include any contributions allocated to an individual medical benefit account described in Sections 401(h) and 415(l)(2) of the Code or any amount attributable to post-retirement medical benefits allocated to an account for a "key employee" (as defined in Section 416(i) of the Code) under Sections 419(e) and 419A(d) of the Code.

         In addition, for any Participant who is covered under a Pension Plan, Employer Contributions and Forfeitures may not be allocated to his Accounts (under this Plan) in amounts which would cause the limitations described in
Section 415(e) of the Code to be exceeded for any Plan Year beginning prior to April 1, 2000.

         If the aggregate amount that would be allocated to the Accounts of a Participant in the absence of these limitations would exceed the amount set forth in these limitations, the following is the order in which his benefits will be reduced to the extent necessary to avoid exceeding these limitations:
(1) Pension Plan; (2) ECAP; and (3) this Plan. Any Forfeitures which can be allocated to no Participant's Accounts by reason of these limitations shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under
Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

Section 8.  VOTING COMPANY STOCK.

         To the extent that shares of Company Stock have voting rights, such shares shall be voted as provided in this Section 8.

         Shares of Company Stock in the Trust that are not allocated to Rollover Accounts shall be voted by the Trustee only in such manner as shall be directed by the Committee. With respect to any corporate matter which involves the voting of shares by stockholders and which constitutes a merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business or a similar transaction specified in regulations under Section 409(e)(3) of the Code, however, each Participant (or Beneficiary) will be entitled to give confidential instructions to the Trustee as to the voting of shares of Company Stock then allocated to his Company Stock Account, PAYSOP Account and Matching Account. In that event, any allocated Company Stock with respect to which voting instructions are not received from Participants (or Beneficiaries) and any shares of Company Stock held by the Trust which are not then allocated to Participants' Company Stock Accounts, PAYSOP Accounts, Matching Accounts and Rollover Accounts shall be voted by the Trustee in the manner determined by the Committee.

         Each Participant (or Beneficiary) will be entitled to give confidential instructions to the Trustee as to the voting of shares of Company Stock that are allocated to his Rollover Account on all corporate matters involving the voting of such shares, including instructions to the Trustee to give irrevocable proxies with respect to such shares. Any such shares with respect to which voting directions are not given shall not be voted.

Section 9.  DISCLOSURE TO PARTICIPANTS.

         (a) SUMMARY PLAN DESCRIPTION - Each Participant shall be furnished with the summary plan description of the Plan required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and U.S. Department of Labor regulations thereunder.

         (b) SUMMARY ANNUAL REPORT - Within two months after the due date for the filing of the annual return/report (Form 5500) for the Plan with the Internal Revenue Service, each Participant shall be furnished with the summary annual report of the Plan required by

Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U.S. Department of Labor.

         (c) ANNUAL STATEMENT - Following each Allocation Date, each Participant shall be furnished with a statement reflecting the following information:

                  (1) The balances (if any) in his Accounts as of the beginning of the Plan Year.

                  (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for that Plan Year.

                  (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Company Stock and any net income (or loss) of the Trust for that Plan Year.

                  (4) The new balances in his Accounts, including the number of shares of Company Stock allocated to his Accounts and the Fair Market Value as of that Allocation Date.

                  (5)      His vested percentage in his Account balances (under
                           Section 10) as of that Allocation Date.


         (d) ADDITIONAL DISCLOSURE - The Company shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Forms 5500) with the Internal Revenue Service. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the U.S. Department of Labor.

Section 10.  VESTING AND FORFEITURES.

         (a)      VESTING -

                  (1) A Participant's interest in his Company Stock Account and Other Investments Account shall become 100% vested and nonforfeitable without regard to his Credited Service if he (A) is employed by the Employer on or after his 65th birthday, (B) terminates Service by reason of Disability, (C) dies while employed by the Employer, or (D) was an employee of an Employer under the Kilsby ESOP or an employee of Earle M. Jorgensen Company on May 2, 1990.

                  (2) Except as otherwise provided in Section 10(a)(1), the interest of each Participant in his Company Stock Account and Other Investments Account shall become vested and nonforfeitable in accordance with the following schedule:


                  Credited Service                              Nonforfeitable
                  Under Section 11                               Percentage
                  ----------------                              --------------
                  Less than One Year                                    0%

                  One Year                                             20%

                  Two Years                                            40%

                  Three Years                                          60%

                  Four Years                                           80%

                  Five Years or More                                  100%


                  (3) A Participant's interest in his Rollover Account, PAYSOP Account and Matching Account shall be 100% vested and nonforfeitable at all times.

         (b) FORFEITURES - Any portion of the final balances in a Participant's Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture upon the occurrence of a five-consecutive-year Break in Service. Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged against his Company Stock Account (at Fair Market Value). All Forfeitures will be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date of the Plan Year in which a five-consecutive-year Break in Service occurs.

         (c) VESTING UPON REEMPLOYMENT - If a Participant who is not 100% vested receives a distribution of his Capital Accumulation prior to the occurrence of a five-consecutive-year Break in Service and he is reemployed prior to the occurrence of such a Break in Service, the portion of his Accounts which was not vested shall be maintained separately until he becomes 100% vested. His vested and nonforfeitable percentage in such separate Accounts upon his subsequent termination of Service shall be equal to:

                                      X-Y
                                     ------
                                     100%-Y

For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination.

Section 11.  CREDITED SERVICE AND BREAK IN SERVICE.

         (a) CREDITED SERVICE - An Employee's Credited Service shall be the number of Plan Years (beginning with the Plan Year ending March 31, 1991) in which he is credited with at least 1000 Hours of Service. Credited Service shall also include an Employee's Credited Service as defined under the Kilsby ESOP prior to May 3, 1990, and an Employee's Years of Service as defined under the ECAP prior to May 3, 1990. All determinations of Credited Service shall be made in accordance with the regulations prescribed by the U.S. Department of Labor.

         (b) BREAK IN SERVICE - A one-year Break in Service shall occur in a Plan Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service.

         For purposes of determining whether a Break in Service has occurred, if an Employee begins a maternity/paternity absence described in Section 411(a)(6)(E)(i) of the Code, or any unpaid leave covered under the Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if he had not been so absent. An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which such absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or in the next following Plan Year. For the purposes of this paragraph, a "maternity/paternity absence" means an Employee's absence (A) by reason of the
(i) pregnancy of the Employee, (ii) birth of a child of the Employee or (iii) placement of a child with the individual in connection with the adoption of such child by such Employee, or (B) for purposes of caring for a child described in clause (A) for a period beginning immediately following such birth or placement.

         (c) REEMPLOYMENT - If a former Employee is reemployed after a one-year Break in Service, new Accounts will be established to reflect his interests in the Plan attributable to Service after the Break in Service and the following special rules shall apply in determining his Credited Service:

                  (1) If he is reemployed after the occurrence of a five-consecutive-year Break in Service, Credited Service after the Break in Service will not increase his vested interest in his Accounts attributable to Service prior to the Break in Service.

                  (2) After he completes one Plan Year of Credited Service following reemployment, his Credited Service with respect to his new Accounts will include his Credited Service accumulated prior to the Break in Service. In the case of an Employee who is reemployed after a five-consecutive-year Break in Service and who has not attained a vested interest under the Plan, Credited Service prior to the Break in Service shall not be included in determining his Credited Service.

Section 12.  WHEN CAPITAL ACCUMULATION WILL BE DISTRIBUTED.

         (a) Except as otherwise provided in Sections 12(c) and 13, a Participant's Capital Accumulation will be distributed following his termination of Service, but only at the time and in the manner described in this Section 12. If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 65 without his written consent.

         Subject to the procedures established by the Committee under Section 17(c)(5), a Participant's Capital Accumulation may be distributed in accordance with a "qualified domestic relations order" (as defined in Section 414(p) of the Code) without regard to whether the Participant's Service has terminated or he has attained his "earliest retirement age" (as defined in Section 414(p) of the Code). Unless the "qualified domestic relations order" provides otherwise, such distribution shall be made pro rata from each of the Participant's Accounts.

         (b) If a Participant's Service terminates as a result of his Retirement, his Disability, his death, a plant closure or job elimination by the Employer, distribution of his Capital Accumulation shall occur in a single lump sum as soon as practicable after the June 30th, September 30th or December 31st coinciding with or next following his termination of Service. If a Participant's Service terminates for any other reason, distribution of his Capital Accumulation shall occur in a single lump sum as soon as practicable after the Allocation Date coinciding with or next following his termination of Service.

         (c) Unless the Participant elect to defer the distribution of his Capital Accumulation, distribution of his Capital Accumulation shall occur not later than 60 days after the Allocation Date coinciding with or next following his 65th birthday (or his termination of Service, if later). The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year and either (1) has terminated Service or (2) is a "5% owner" (as defined in Section 416(i)(1)(B)(i) of the Code) must occur not later than April 1st of the next calendar year and must be made in accordance with the regulations under
Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2; provided, however, that distributions shall be offered to any other Participant who attains age 70 1/2 before January 1, 2000. A Participant who terminates Service after completing at least five years of Credited Service shall be entitled (upon his request) to have the distribution of his Capital Accumulation occur upon his attaining age 55. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

         (d) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in Section 6. However, except as otherwise provided in Section 3(b), such Accounts shall not be credited with any additional Employer Contributions and Forfeitures. The Trustee may determine (based upon a nondiscriminatory policy) that the Capital Accumulations of former Employees will be diversified and invested in Trust Assets other than Company Stock.

         (e) In the case of any distribution of Capital Accumulation under this Plan, if the Committee is unable to make such distribution within three years after distribution is due a Participant (or Beneficiary) under Section 12(b) because it cannot locate such Participant (or Beneficiary), the Committee shall direct that such Capital Accumulation shall be forfeited and shall be reallocated as a Forfeiture (as of the Allocation Date coinciding with or next following the expiration of the aforesaid time limit) to the Accounts of those Participants who are entitled under Section 3(b) to share in the allocation of Employer Contributions and Forfeitures under Section 6(a) for the Plan Year ending on that Allocation Date and the Trust Assets shall be relieved of the liability for such distribution. If, after such forfeiture, the Participant (or

Beneficiary) later claims such Capital Accumulation, such Capital Accumulation shall be reinstated from Forfeitures of Participants occurring during the Plan Year in which such reinstatement occurs; provided, however, that if such Forfeitures are not sufficient to provide such reinstatement, an additional Employer Contribution shall be made for the Plan Year in which reinstatement occurs to cover such reinstatement. Establishment of an Account through such reinstatement shall not be deemed an "annual addition" under Section 415 of the Code or Section 7 of the Plan.

Section 13.  IN-SERVICE DISTRIBUTIONS.

         (a) DIVERSIFICATION - A Participant who has attained age 55 and completed at least ten years of participation in the Plan (including any years of participation in the Kilsby ESOP, the Republic ESOP or the ECAP) shall be notified of his right to elect to "diversify" a portion of the balances in his Company Stock Account, PAYSOP Account and Matching Account attributable to shares of Company Stock acquired by the Trust (including the Trusts under the Kilsby ESOP, the Republic ESOP or the ECAP) after December 31, 1986 ("Post-1986 Shares"), as provided in Section 401(a)(28)(B) of the Code. An election to "diversify" must be made on the prescribed form and filed with the Committee within the 90-day period immediately following the Allocation Date of a Plan Year in the Election Period. For purposes of this Section 13(b), the "Election Period" means the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make an election.

         For each of the first five Plan Years in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 25% of the number of Post-1986 Shares allocated to his Company Stock Account, PAYSOP Account and Matching Account since the inception of the Plan, the Kilsby ESOP, the Republic ESOP or the ECAP, less all shares with respect to which amounts have previously been "diversified" under this Section 13(b). In the case of the sixth Plan Year in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 50% of the number of Post-1986 Shares allocated to his Company Stock Account, PAYSOP Account and Matching Account since the inception of the Plan, the Kilsby ESOP, the Republic ESOP or the ECAP, less all shares with respect to which amounts have previously been "diversified" under this Section 13(b). No "diversification" election shall be permitted if the balance of Post-1986 Shares in a Participant's Company Stock Account, PAYSOP Account and Matching Account as of the Allocation Date of the first Plan Year in the Election Period has a Fair Market Value of $500 or less, unless and until the balance of Post-1986 Shares in his Company Stock Account, PAYSOP Account and Matching Account as of a subsequent Allocation Date in the Election Period exceeds $500.

         "Diversification" will be effected by distributing to Participants (in shares of Company Stock, cash or a combination of both, as determined by the Committee) the portion of their Company Stock Accounts, PAYSOP Accounts and Matching Accounts with respect to which a "diversification" election is made. Any distribution under this Section 13(a) shall occur within 90 days after the 90-day period in which the election may be made and shall be subject to the provisions of Section 14(c).

         (b) ROLLOVER ACCOUNTS - A Participant may at any time withdraw all or any portion of his Rollover Account by written request addressed to the Committee.

Section 14.  HOW CAPITAL ACCUMULATION WILL BE DISTRIBUTED.

         (a) The Trustee will make distributions from the Trust only as directed by the Committee. Distribution of a Participant's Capital Accumulation (except his Rollover Account) will be made in shares of Company Stock. Distribution of a Participant's Rollover Account will be made in cash; provided, however, that to the extent a Participant's Rollover Account is invested in Company Stock, distribution will be made in such shares of Company Stock.

         (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be the first surviving class of the following classes of successive preference beneficiaries: (1) his surviving spouse, (2) his surviving children, (3) his surviving parents, (4) his surviving brothers and sisters, or (5) his estate. A Participant (with the written consent of his spouse, if any, acknowledging the effect of the consent and witnessed by a notary public or Plan representative) may designate a different Beneficiary or Beneficiaries from time to time by filing a written designation with the Committee. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary on or before the December 31st of the calendar year that includes the fifth anniversary of his death.

         (c) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust. If the Committee so elects for a Plan Year, distributions to Participants may be made less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided, however, that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option), and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

         (d) If a distribution of a Participant's Capital Accumulation is not the minimum amount required to be distributed pursuant to the second sentence of
Section 12(c), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code. Any election under this Section 14(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.

Section 15.  RIGHTS, OPTIONS AND RESTRICTIONS ON COMPANY STOCK.

         (a) Any shares of Company Stock distributed by the Trust shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any subsequent transfer, the shares must first be offered for purchase in writing to the Company, and then to the Trust, at the then Fair Market Value. A bona fide written offer from an independent prospective buyer shall be deemed to be the Fair Market Value for this purpose. The Company and the Committee (on behalf of the Trust) shall have a total of 14 days to exercise the right of first refusal on the same terms offered by a prospective buyer. The Company may require that a Participant entitled to a distribution of Company Stock execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Company Stock.

         (b) The Company shall provide a "put option" to any Participant (or Beneficiary) who receives a distribution of Company Stock. The put option shall permit the Participant (or Beneficiary) to sell such Company Stock to the Company at any time during two option periods. The first put option period shall be for at least 60 days beginning on the date of distribution. The second put option period shall be for at least 60 days beginning after the new determination of Fair Market Value (and notice to the Participant thereof) in the following Plan Year. Partial exercise of a put option is not permitted. The price to be paid for Company Stock sold pursuant to a put option shall be the Fair Market Value as of the Allocation Date immediately preceding the beginning of each put option period. The Company may allow the Committee to direct the Trustee to purchase shares of Company Stock tendered to the Company under a put option. The payment for any Company Stock sold under a put option shall be made within 30 days.

         (c) Shares of Company Stock allocated to a Participant's Rollover Account shall be subject to any applicable terms of the Stockholders Agreement that was executed by him (and shall not be subject to Section 15(a) and (b)).

         (d) Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws and with the terms of any Stockholders Agreement to which the Participant may be a party. Except as otherwise provided in this Section 15, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement.

Section 16.  NO ASSIGNMENT OF BENEFITS.

         A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with
(i) a "qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in Section 401(a)(13)(C) of the Code.

Section 17.  ADMINISTRATION.

         (a) BENEFITS COMMITTEE - The Plan will be administered by the Benefits Committee, which is composed of three or more individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

         (b) COMMITTEE ACTION - Committee action will be by vote of a majority of the members at a meeting or by unanimous written consent without a meeting. A Committee member who is a Participant shall not vote on any question relating specifically to himself.

         The Committee shall choose from its members a Chairman and a Secretary. The Committee may authorize any one of its members to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

         (c) POWERS AND DUTIES OF THE COMMITTEE - The Committee shall have all powers necessary to enable it to administer the Plan and the Trust Agreement in accordance with their provisions, including without limitation the following:

                  (1) resolving all questions relating to the eligibility of Employees to become Participants;

                  (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

                  (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

                  (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

                  (5) establishing procedures in accordance with Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

                  (6) engaging any administrative, legal, accounting, clerical or other services that it may deem appropriate;

                  (7) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

                  (8) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan;

                  (9) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement;

                  (10) selecting the investment funds to be made available for the investment of Rollover Accounts in accordance with Section 5(c);

                  (11) selecting an independent appraiser and determining the Fair Market Value of Company Stock as of such dates as it determines to be necessary or appropriate; and

                  (12) executing agreements and other documents on behalf of the Plan and Trust.

         Except as otherwise provided in Section 5(c), the Committee shall be responsible for directing the Trustee as to the investment of Trust Assets, but may appoint an Investment Manager to manage the investment of Trust Assets other than Company Stock. Except as otherwise provided in Section 5(c), the Committee may also delegate to the Trustee the responsibility for investing Trust Assets other than Company Stock. The Committee shall establish a funding policy and method for directing the Trustee to acquire Company Stock (and for otherwise investing the Trust Assets) in a manner that is consistent with the objectives of the Plan and the requirements of ERISA.

         The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

         (d) EXPENSES - All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Company may, however, pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

         (e) INFORMATION TO BE SUBMITTED TO THE COMMITTEE - To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

         (f) DELEGATION OF FIDUCIARY RESPONSIBILITY - The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA (including its authority to give instructions to the Trustee or others with respect to the administration of the Plan); provided, however, that responsibility for investment of the Trust Assets may not be allocated or delegated except as provided in Section 17(c). Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

         (g) BONDING, INSURANCE AND INDEMNITY - To the extent required under
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

         The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Company hereby agrees to indemnify each member of the Committee (to the extent permitted by law) against any personal liability or expense resulting from his service on the Committee, except such liability or expense as may result from his own willful misconduct.

         (h) NOTICES, STATEMENTS AND REPORTS - The Company shall be the "Plan Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Committee shall be the designated agent of the Plan for the service of legal process.

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

Section 18.  CLAIMS PROCEDURE.

         A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Company. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

         Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Committee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review.

Section 19.  LIMITATION ON PARTICIPANTS' RIGHTS.

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

         A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. The Company, Employer, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

         The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between the Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of the Employer or to interfere with the right of the Employer to discharge, with or without cause, any Employee at any time.

Section 20.  FUTURE OF THE PLAN.

         The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

         The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

         If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of

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

those affected Participants will become nonforfeitable as of the termination date. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose.

         After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations may be distributed following termination of the Plan or distributions may be deferred as provided in Section 12, as the Company shall determine. In the event that Company Stock is sold in connection with the termination of the Plan or the amendment of the Plan to become a qualified employee plan that is not a stock bonus plan, all Capital Accumulations will be distributed in cash.

         In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 21.  "TOP-HEAVY" CONTINGENCY PROVISIONS.

         (a) The provisions of this Section 21 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

         (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the ECAP and the Pension Plans. The Plan (and the ECAP and the Pension Plans) shall be "top-heavy" only if the total of the account balances under the Plan and the ECAP and the accrued benefits under the Pension Plans for "key employees" as of the determination date exceeds 60% of the total of the account balances and the values of the accrued benefits for all Participants. For such purpose, account balances and accrued benefit values shall be computed and adjusted pursuant to Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Employer) and Beneficiaries described in Section 416(i)(1) or (5) of the Code.

         (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

                  (1)      3% of his Statutory Compensation; or

                  (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. For this purpose, the allocation to a "key employee" shall include any Company Salary Reduction Contributions made on his behalf for the Plan Year to the ECAP.

         (d) For any Plan Year in which the Plan is "top-heavy," Statutory Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $160,000 (as adjusted after March 31, 2000, for increases in the cost of living).

         (e) For any Plan Year beginning prior to April 1, 2000, in which the Plan is "top-heavy," with respect to any Participant who is covered under a Pension Plan, the "defined benefit plan fraction" and the "defined contribution plan fraction" referred to in Section 415(e) of the Code shall be computed by substituting "1.0" in lieu of "1.25" in both denominators.

Section 22.  GOVERNING LAW.

         The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.

Section 23.  EXECUTION.

         To record the amendment and restatement of this Plan, the Company and the Employer have caused it to be executed on this 20th day of January, 2000.


EARLE M. JORGENSEN HOLDING          EARLE M. JORGENSEN COMPANY
COMPANY, INC.


BY: /S/MAURICE S. NELSON, JR.       BY: /S/WILLIAM S. JOHNSON


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